UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2004

RELIANT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16455	76-0655566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K and in each exhibit included as a part of this Form 8-K (collectively, this Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

Section 8 – Other Events

Item 8.01 Other Events.

On September 28, 2004, we completed the previously announced sale of our equity interests in subsidiaries of Orion Power Holdings, Inc. owning 71 operating hydropower plants and a fossil-fueled, combined-cycle generation plant with a total aggregate net generating capacity of 770 megawatts located in upstate New York for $874 million in cash. These operations are collectively referred to as the “hydropower plants.” Orion Power Holdings, Inc. is a wholly-owned subsidiary of Reliant Energy.

On September 29, 2004, we reported the sale of the hydropower plants pursuant to Items 2.01 and 9.01 of Form 8-K and filed unaudited pro forma condensed consolidated financial statements giving effect to the transaction as if the sale of the hydropower plants had occurred on January 1, 2002.

In this Form 8-K, we are presenting the information in exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 for the convenience of our security holders. The exhibits give effect to the treatment of the results of operations of our hydropower plants as discontinued operations in the following items in our Annual Report on Form 10-K for the year ended December 31, 2003 (Form 10-K): Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Non-trading and Trading Activities and Related Market Risks, historical consolidated financial statements and Ratio of Earnings from Continuing Operations to Fixed Charges. In addition, some amounts for 1999, 2000, 2001, 2002 and 2003 have been reclassified to conform to our September 30, 2004 presentation of financial statements as presented in our Form 10-Q for the period ended September 30, 2004. These reclassifications do not affect earnings. Excepted as stated herein, the information in this Form 8-K does not update the other information presented in our Form 10-K or the information contained in our subsequent filings under the Securities Act of 1934.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Glossary of Terms	1
Exhibit 99.2	Selected Financial Data	1
Exhibit 99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations	1
	Overview	1
	Consolidated Results of Operations	2
	2003 Compared to 2002	2
	2002 Compared to 2001	3
	EBIT by Business Segment	4
	Retail Energy	6
	Wholesale Energy	11
	Other Operations	17
	Risk Factors	19
	Liquidity and Capital Resources	19
	Sources of Liquidity and Capital Resources	19
	Liquidity and Capital Requirements	21
	Off-Balance Sheet Arrangements	23
	Historical Cash Flows	24
	New Accounting Pronouncements, Significant Accounting Policies and Critical
	Accounting Estimates	28
	New Accounting Pronouncements	28
	Significant Accounting Policies	28
	Critical Accounting Estimates	28
	Related Party Transactions	33
Exhibit 99.4	Quantitative and Qualitative Disclosures about Non-Trading and Trading Activities and Related Market Risks	1
	Market Risk and Risk Management	1
	Non-trading Market Risk	2
	Trading Market Risk	3
	Credit Risk	7
Exhibit 99.5	Financial Statements and Supplementary Data	F-1
	Reliant Energy, Inc. and Subsidiaries Consolidated Financial Statements	F-3
	Reliant Energy, Inc. – Schedule I – Condensed Financial Information of Registrant	F-86
	Reliant Energy, Inc. and Subsidiaries – Schedule II – Reserves	F-93
Exhibit 99.6	Ratio of Earnings from Continuing Operations to Fixed Charges	1
Exhibit 99.7	Consent of Independent Registered Public Accounting Firm	1

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Except as otherwise expressly noted, the financial statement disclosures, management estimates and forward-looking statements contained in this Form 8-K have not been updated to reflect any developments subsequent to December 31, 2003.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This report and the exhibits attached hereto contain “forward-looking statements.” Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. For additional information regarding these risks and uncertainties, read our other filings with the SEC, particularly under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004, as well as, our Form 10-K.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: November 18, 2004	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Vice President and Controller

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